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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 3, 2008

                      INTEGRATED HEALTHCARE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            NEVADA                       0-23511                  87-0573331
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

  1301 N. TUSTIN AVENUE, SANTA ANA, CALIFORNIA                     92705
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

       Registrant's telephone number, including area code: (714) 953-3503

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

         On June 3, 2008, the Board of Directors of Integrated Healthcare Holdings, Inc. (the "Company"), upon the recommendation of the Corporate Governance Committee of the Board of Directors, amended the Company's Bylaws in order to (a) establish the office of Vice-Chairman of the Board of Directors and
(b) establish a procedure in the Bylaws by which shareholders can nominate candidates for election to the Board of Directors at annual meetings. A copy of the Bylaws of the Company, as amended, are attached to this Report as Exhibit 3.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (d)   EXHIBITS.

EXHIBIT NUMBER                                DESCRIPTION

3.1              Bylaws of Integrated Healthcare Holdings, Inc., as amended on
                 June 3, 2008.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Integrated Healthcare Holdings, Inc.


                                            By: /s/ Steven R. Blake
                                                --------------------------------
                                            Name: Steven R. Blake
                                            Title: Chief Financial Officer

Date: June 9, 2008


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